Exhibit 10.7

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2019, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Banks party hereto (the “Consenting Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Banks”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017  (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Banks have agreed, to certain amendments to the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.     Consent.  Effective as of the Consent Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, notwithstanding anything to the contrary contained in the Existing Credit Agreement or any other Credit Document, the Consenting Banks hereby consent to the sale by the Credit Parties and their Subsidiaries of the Epsilon business pursuant to the transaction described in the Borrower’s SEC Form 8-K dated April 12, 2019 (filed April 15, 2019), with such deviations from such description as may be acceptable to the Administrative Agent in its reasonable discretion and not materially adverse to the Banks (the “Epsilon Transaction”); provided that (a) within three (3) Business Days after the consummation of the Epsilon Transaction, the Borrower shall prepay outstanding Revolving Loans and Term Loans in a principal amount of at least $500,000,000 (for the avoidance of doubt, measured against the outstanding Revolving Loan principal amount immediately prior to the consummation of the Epsilon Transaction), to be applied first to repay outstanding Revolving Loans and then to repay outstanding Term Loans and (b) within thirty-five (35) days after the consummation of the Epsilon Transaction, the Borrower shall redeem, repurchase or otherwise retire or discharge outstanding senior notes of the Borrower in an aggregate principal amount of at least the lesser of (i) $1,890,000,000 and (ii) the total outstanding principal amount of the Borrower’s senior notes, it being agreed that any failure to make any such payment, redemption, repurchase, retirement or discharge required under clause (a) or (b) shall constitute an immediate Event of Default.    In addition, notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Epsilon Transaction shall be deemed to be a transaction within the scope of Section 9.1(d) of the Existing Credit Agreement, and each Bank party hereto authorizes the Administrative Agent to release as a Guarantor any Subsidiary that ceases to be a Subsidiary in connection with the Epsilon Transaction upon the Borrower’s satisfaction with respect to such Guarantor of the release requirements set forth in Section 5.20 of the Existing Credit Agreement.

SECTION 2.     Amendments to Existing Credit Agreement.  Effective as of the Third Amendment Effective Date (as defined in Section 5 below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a)     Article 1 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Epsilon Transaction” has the meaning set forth in Section 5.7(d).

“Net Cash Proceeds”  means, with respect to any sale, lease or other transfer of assets, the gross proceeds received by the Credit Parties and their Subsidiaries therefrom (including any cash, Eligible Cash Equivalents, deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (a) the fees, costs and expenses relating to such sale or other transfer, including legal, accounting and investment banking fees, and brokerage and sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and consultant and other customary fees, and any relocation expenses incurred as a result thereof, (b) taxes paid or reasonably estimated to be payable as a result thereof (including, in respect of any proceeds received in connection with any sale or other transfer of or by any Foreign Subsidiary or of any asset located or deemed located outside of the United States, deductions in respect of withholding taxes and similar taxes, fees, charges and penalties payable in connection with repatriation of such funds to the United States), provided that if any such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such transaction, the amount of such excess shall constitute Net Cash Proceeds, (c) distributions and other payments required to be made to holders of minority interests, royalty interests, stock appreciation rights or similar rights or interests in Subsidiaries or the assets or properties thereof as a result of such transaction, (d) amounts required to be applied to the payment of principal, premium, if any, and interest on Debt (other than Debt under the Credit Documents) secured by a Lien on such sold or otherwise transferred assets (or a portion thereof), which Debt is required to be paid as a result of such transaction, and (e) deduction of appropriate amounts to be provided by the Credit Parties or any of their Subsidiaries as a reserve in accordance with GAAP against any liabilities associated with the sold or otherwise transferred asset and retained by the Credit Parties or any of their Subsidiaries after such sale or other transfer thereof, including pension and other post-employment benefit liabilities, liabilities related to environmental matters, indemnification obligations associated with such transaction and purchase price adjustments,  provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Senior Note Redemption” has the meaning set forth in Section 5.7(d).

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2019.

(b)     The definition of “Consolidated Operating EBITDA” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the “.” at the end of such definition and replacing it with the following proviso:

“; provided that, notwithstanding anything herein to the contrary, if (i) the Epsilon Transaction is consummated on or prior to June 30, 2019 and (ii) the Senior Note Redemption has not occurred on or prior to June 30, 2019, then the Epsilon Transaction shall be deemed to have occurred on July 1, 2019 for the purpose of calculating Consolidated Operating EBITDA on a pro forma basis.”

(c)     The definition of “Maturity Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing  “June 14, 2022” with “June 14, 2021”.

(d)     Article 1 of the Existing Credit Agreement is hereby amended by adding the following new Section 1.4 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 1.4 Divisions”:

“SECTION 1.4   Divisions.  For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Statutory Division”): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.  The term “merge” set forth in Section 5.7 shall include any Statutory Division and Section 5.20 shall include any Material Domestic Subsidiary resulting from a Statutory Division.”

(e)     Section 2.11 of the Existing Credit Agreement is hereby amended by adding a new clause (d) at the end of such Section as follows:

“(d)     Mandatory Prepayment of Term Loans.  The Borrower shall make mandatory principal prepayments of the Term Loans in amounts equal to 100% of the aggregate Net Cash Proceeds from any sale or other transfer of assets made pursuant to Section 5.7(d)(i) after the Third Amendment Effective Date if required by Section 5.7(d)(i)(C).  Such prepayments shall be made within three (3) Business Days after the date of receipt of the applicable Net Cash Proceeds.  Each prepayment of the Term Loans under this clause (d) shall be applied to reduce the scheduled quarterly installments of the Term Loans under Section 2.5(b) in direct order of maturity.  The Borrower may elect to utilize the option set forth in Section 2.11(c) in connection with any mandatory prepayment pursuant this clause (d).

(f)     Section 5.1 of the Existing Credit Agreement is hereby amended by adding a new clause (q) at the end of such Section as follows:

“(q)     prompt notice to the Administrative Agent and each Bank that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and promptly upon the reasonable request of the Administrative Agent or any Bank, provide the Administrative Agent or directly to such Bank, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.”

(g)     Section 5.7 of the Existing Credit Agreement is hereby amended by amending and restating clause (d) thereof in its entirety as follows:

“(d) (i) sales, leases and other transfers of assets; provided that, in the case (and only the case) of any sale, lease or other transfer made in reliance on this Section 5.7(d)(i) for total consideration in excess of $50,000,000 (A)  such sale, lease or other transfer shall be made for fair market value (as determined by the Borrower in good faith) at the time of such sale, lease or other transfer (or if such sale, lease or other transfer is made pursuant to a legally binding commitment, at the time such commitment is entered into), (B) no less than 75% of the total consideration received with respect to such sale, lease or other transfer shall be cash, Eligible Cash Equivalents and the assumption of liabilities, and (C) the Net Cash Proceeds therefrom are applied as required by Section 2.11(d) and (ii) the sale by the Credit Parties and their Subsidiaries of the Epsilon business pursuant to the transaction described in the Borrower’s SEC Form 8-K dated April 12, 2019 (filed April 15, 2019), with such deviations from such description as may be acceptable to the Administrative Agent in its reasonable discretion and not materially adverse to the Banks (the “Epsilon Transaction”); provided that (x) within three (3) Business Days after the consummation of the Epsilon Transaction, the Borrower shall prepay outstanding Revolving Loans and Term Loans in a principal amount of at least $500,000,000 (for the avoidance of doubt, measured against the outstanding Revolving Loan principal amount immediately prior to the consummation of the Epsilon Transaction), to be applied first to repay outstanding Revolving Loans and then to repay outstanding Term Loans and (y) within thirty-five (35) days after the consummation of the Epsilon Transaction, the Borrower shall redeem, repurchase or otherwise retire or discharge outstanding senior notes of the Borrower in an aggregate principal amount of at least the lesser of (i) $1,890,000,000 and (ii) the total outstanding principal amount of the Borrower’s senior notes (such redemption, repurchase, retirement or other discharge, the “Senior Note Redemption”), it being agreed that any failure to make any such payment, redemption, retirement or discharge required under clause (x) or (y) shall constitute an immediate Event of Default, and”

(h)     Article 10 of the Existing Credit Agreement is hereby amended by adding the following new Section 10.18 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 10.18 Certain ERISA Matters”:

“SECTION 10.18     Certain ERISA Matters.

(a)     Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)     such Bank is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;

(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)     (A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.

(b)     In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or (2) a Bank has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).”

(i)     Schedule I to the Existing Credit Agreement is hereby amended by replacing the “Revolving Credit Commitment” column with the amounts set forth on Schedule I attached hereto with respect to each applicable Bank, and the heading of such column is hereby amended by adding at the end thereof the following parenthetical: “(as of the Third Amendment Effective Date)”.

SECTION 3.     Reduction in Revolving Credit Commitments.  Effective as of the Third Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of the Banks is hereby reduced to $1,072,420,036.25, which such reduction shall be applied on a pro rata basis to reduce the Revolving Credit Commitment of each applicable Bank holding a Revolving Credit Commitment as of the Third Amendment Effective Date such that the Revolving Credit Commitment of each Bank on the Third Amendment Effective Date shall be as set forth on Schedule I attached hereto.

SECTION 4.      Consent Effective Date Conditions.   The consent set forth in Section 1 shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Consent Effective Date”):

(a)      The Administrative Agent’s receipt of this Amendment, duly executed by an authorized officer of each signing Credit Party, the Consenting Banks constituting Required Banks and the Administrative Agent.

(b)      The fact that immediately prior to and after giving effect to this Amendment, no Default has occurred and is continuing.

(c)      The fact that the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the Consent Effective Date immediately prior to and after giving effect to this Amendment (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date).

(d)      Payment of all fees to Wells Fargo Bank, National Association required to be paid in connection with this Amendment.

SECTION 5.      Third Amendment Effective Date Conditions.  The amendments to the Existing Credit Agreement set forth in Section 2 and the reduction in the Revolving Credit Commitments set forth in Section 3 shall become effective on the date the Epsilon Transaction is consummated in accordance with Section 1 and the Credit Parties receive the cash consideration required thereunder (such date, the “Third Amendment Effective Date”).  For the avoidance of doubt, if the Third Amendment Effective Date does not occur, the amendments and reductions set forth in Section 2 and Section 3 shall not occur and such provisions shall have no force or effect.

SECTION 6.      Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit

Document, including guarantee obligations, shall, except as set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.

SECTION 7.      Limited Effect.  Except as provided herein, the Existing Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Credit Document other than as set forth herein, (b) to prejudice any right or rights that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, other than as set forth herein, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the Credit Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 8.     Amendment Fee; Costs and Expenses.

(a)     On the Third Amendment Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Consenting Bank that executes and delivers its signature page to this Amendment to the Administrative Agent (or its counsel) on or prior to the deadline communicated by the Administrative Agent, an amendment fee previously agreed to between the Borrower and the Administrative Agent.

(b)     The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 9.      Representations and Warranties.  To induce the Administrative Agent and the Consenting Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Consenting Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the Consenting Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.

SECTION 10.      Reference to and Effect on the Credit Agreement and the Credit Documents.

(a)      On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)      Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document. This Amendment is a Credit Document and is subject to the terms and conditions of the Credit Agreement.

SECTION 11.      Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY  AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 12.      Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as Borrower
ADS ALLIANCE DATA SYSTEMS, INC., as Guarantor

By: /s/ Edward J. Heffernan
Name: Edward J. Heffernan
Title: President and Chief Executive Officer

EPSILON DATA MANAGEMENT, LLC, as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Vice President, Assistant Treasurer

ALLIANCE DATA FOREIGN HOLDINGS, INC., as Guarantor
ADS foreign holdings, INC., as Guarantor
comMISSION JUNCTION llc, as Guarantor
coNVERSANT llc, as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

Aspen marketing services, llc, as Guarantor
comenity llc, as Guarantor
comenity servicing llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

ALLIANCE DATA INTERNATIONAL LLC, as Guarantor
By: ALLIANCE DATA FOREIGN HOLDINGS, INC., its sole member

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Vice President and Assistant Treasurer

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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wells fargo bank, national association,
as Administrative Agent and a Bank

By: /s/ Spencer Ferry
Name: Spencer Ferry
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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Bank OF AMERICA, N.A., as a Bank

By: /s/ Molly Daniello
Name: Molly Daniello
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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MUFG Bank, LTD. (formerly known as The Bank of
Tokyo-Mitsubishi UFG, Ltd.), as a Bank

By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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MIZUHO BANK LTD., as a Bank

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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JPMORGAN CHASE Bank, NATIONAL
ASSOCIATION, as a Bank

By: /s/ Christine Lathrop
Name: Christine Lathrop
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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SUNTRUST Bank, as a Bank

By: /s/ Justin Lien
Name: Justin Lien
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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BNP PARIBAS, as a Bank

By: /s/ Gregory Paul
Name: Gregory Paul
Title: Managing Director

By: /s/ Yudesh Sohan
Name: Yudesh Sohan
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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FIFTH THIRD Bank, as a Bank

By: /s/ Matthew Lewis
Name: Matthew Lewis
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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ROYAL Bank OF CANADA, as a Bank

By: /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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SUMITOMO MITSUI BankING CORPORATION, as
a Bank

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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THE Bank OF NOVA SCOTIA, as a Bank

By: /s/ Kevin Chan
Name: Kevin Chan
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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CANADIAN IMPERIAL Bank OF COMMERCE,
NEW YORK BRANCH, as a Bank

By: /s/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

By: /s/ Melissa E. Brown
Name: Melissa E. Brown
Title: Authorized Signatory

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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CITIZENS Bank, N.A., as a Bank

By: /s/ Tyler Stephens
Name: Tyler Stephens
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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banco bilbao vizcaya argentaria, S.A.
New york branch, as a Bank

By: /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By: /s/ Nurys Maleki
Name: Nurys Maleki
Title: Executive Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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KEYBank NATIONAL ASSOCIATION, as a Bank

By: /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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REGIONS Bank, as a Bank

By: /s/ Stephanie Herndon
Name: Stephanie Herndon
Title: Assistant Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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U.S. Bank NATIONAL ASSOCIATION, as a Bank

By: /s/ Michael D. Smith
Name: Michael D. Smith
Title: Senior Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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DEUTSCHE BANK AG NEW YORK BRANCH, as a
Bank

By: /s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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MORGAN STANLEY SENIOR FUNDING, INC., as a
Bank

By: /s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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Raymond James Bank, N.A., as a Bank

By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President – Corporate Banking

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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THE NORTHERN TRUST COMPANY, as a Bank

By: /s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Senior Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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CITIBANK, N.A., as a Bank

By: /s/ Marina Donskaya
Name: Marina Donskaya
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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THE HUNTINGTON NATIONAL BANK, as a Bank

By: /s/ Dan Swanson
Name: Dan Swanson
Title: Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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ING Bank N.V., Dublin Branch, as a Bank

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

By: /s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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SYNOVUS Bank, as a Bank

By: /s/ Chandra Cockrell
Name: Chandra Cockrell
Title: Corporate Banker

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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CADENCE Bank, N.A., as a Bank

By: /s/ Ronald K. Baker
Name: Ronald K. Baker
Title: Executive Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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Associated Bank, N.A., as a Bank

By: /s/ Dean H. Rosencrans
Name: Dean H. Rosencrans
Title: Senior Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

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The Bank of East Asia, Limited, Los
Angeles Branch, as a Bank

By: /s/ David Loh
Name: David Loh
Title: EVP & Chief Lending Officer

By: /s/ Simon Keung
Name: Simon Keung
Title: General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

Land Bank of Taiwan Los Angeles
Branch, as a Bank

By: /s/ Kuang Wei Chang
Name: Kuang Wei Chang
Title: V.P. & General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

Taiwan Cooperative Bank Ltd., Acting
Through Its New York Branch, as a Bank

By: /s/ Li Hua Huang
Name: Li Hua Huang
Title: SVP & General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

Mega International Commercial Bank
Co., Ltd., Silicon Valley Branch, as a Bank

By: /s/ Nian Tzy Yeh
Name: Nian Tzy Yeh
Title: SVP & General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

TAIWAN BUSINESS Bank, LTD., NEW YORK
Branch, as a Bank

By: /s/ Melissa Cheng
Name: Melissa Cheng
Title: Deputy General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

FIRST HAWAIIAN Bank, as a Bank

By: /s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

Banco de Sabadell, S.A. – Miami Branch, as
a Bank

By: /s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

Chang Hwa Commercial Bank, Ltd., Los
Angeles Branch, as a Bank

By: /s/ Wan-Chin Chang
Name: Wan-Chin Chang
Title: VP & General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

THE KOREA DEVELOPMENT BANK, New YORK
Branch, as a Bank

By: /s/ Young Eun Ban
Name: Young Eun Ban
Title: General Manager

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

VIRTUS SEIX FLOATING RATE HIGH INCOME
FUND, as a Lender
By: Seix Investment Advisors LLC, as Subadviser

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

MIDFIRST Bank, as a Bank

By: /s/ Tim Daniels
Name: Tim Daniels
Title: Managing Director

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

FIRST NATIONAL Bank of OMAHA, as a Bank

By: /s/ Dale Ervin
Name: Dale Ervin
Title: Senior Advisor

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND
L.P., as a Lender
By: Seix Multi-Sector Absolute Return Fund GP LLC,
in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

BLUE CROSS OF IDAHO HEALTH SERVICE, INC.,
as a Lender
By: Seix Investment Advisors LLC, as Investment
Manager

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Alliance Data Systems Corporation

Third Amendment to Amended and Restated Credit Agreement

Signature Page

SCHEDULE I

REVOLVING CREDIT COMMITMENTS

(as of the Third Amendment Effective Date)

BANK	REVOLVING CREDIT COMMITMENT
Wells Fargo Bank, National Association	$69,100,537.49
Bank of America, N.A.	$69,100,537.49
MUFG Bank, Ltd.	$69,100,537.49
JPMorgan Chase Bank, National Association.	$62,974,578.99
Mizuho Bank Ltd.	$62,974,578.99
SunTrust Bank	$62,974,578.99
BNP Paribas	$58,035,396.32
Fifth Third Bank	$58,035,396.32
Royal Bank of Canada	$58,035,396.32
Sumitomo Mitsui Banking Corporation	$58,035,396.32
The Bank of Nova Scotia	$58,035,396.32
Canadian Imperial Bank of Commerce, New York Branch	$49,391,826.65
Citibank, N.A.	$49,391,826.65
Citizens Bank, N.A.	$37,043,869.99
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$37,043,869.99
Key Bank National Association	$37,043,869.99
Regions Bank	$30,869,891.66
U.S. Bank National Association	$30,869,891.66
Deutsche Bank AG New York Branch	$34,100,940.32
Morgan Stanley Senior Funding, Inc.	$24,695,913.33
The Northern Trust Company	$18,521,935.00
The Huntington National Bank	$14,817,547.99
ING Bank N.V., Dublin Branch	$12,347,956.66
Cadence Bank, N.A.	$7,408,774.00
First National Bank of Omaha	$2,469,591.32
Total	$1,072,420,036.25